UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2005

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware	52-2303761
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

500 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 8, 2005, Plumtree Software, Inc. (the “Company”) held a conference call regarding its results for the fiscal quarter ended June 30, 2005 and certain other information. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and the information set forth therein is hereby incorporated by reference into this Item 2.02.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filings.

The transcript contains a non-GAAP presentation of the Company’s revenue, excluding the effect of the contingent contract reserve of $1.5 million recorded in the three months ended June 30, 2005 related to issues with the “Price Reductions” clause in our U.S. General Services Administration (GSA) contract. The transcript also contains a non-GAAP presentation of the Company’s net income (loss) excluding charges for the contingent contract reserve, amortization of stock-based compensation, amortization of acquired technology, charges related to restructuring, and assumes an effective tax rate of 30% on net income (loss), if any. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Plumtree’s management believes that a presentation of revenues excluding the effect of contingent contract reserves and operating costs and expenses excluding amortization of deferred stock-based compensation, amortization of acquired technology and charges related to restructuring, and assuming a fixed effective tax rate, provides a meaningful basis for evaluating our revenue and underlying cost and expense levels. Presentation of non-GAAP net income (loss) and earnings per share information provides greater comparability of Plumtree’s financial results against historical results as well as those of other enterprise software companies and financial models of securities analysts.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number
99.1	Plumtree Software, Inc. transcript of earnings call held on August 8, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: August 10, 2005	By:	/s/ John Kunze
John Kunze
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Plumtree Software, Inc. transcript of earnings call held on August 8, 2005.

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